THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.


               STOCK EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION


     STOCK EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") dated as of April 1, 2002 between E-biz Venture Corp., a Delaware Corporation ("E-biz"), Western Pathology Consultants, Inc., a Nebraska Corporation ("WPCI"), and the persons listed on Exhibit A hereof ("Shareholders") being the owners of record of all the issued and outstanding stock of WPCI.

     E-biz wishes to acquire and Shareholders wish to transfer all of the issued and outstanding stock of WPCI in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986 as amended.

     NOW,   THEREFORE,   E-biz,  WPCI  and  Shareholders   adopt  this  plan  of
reorganization and agree as follows:

                          SECTION 1. EXCHANGE OF STOCK

     1.1 Number of Shares and Exchange Ratio. Shareholders agree to transfer to E-biz at the Closing, the stock owned by them in WPCI, $.00067 par value per share ("WPCI Shares") in exchange for the same number of shares of the common stock of E-biz, par value $.0001 per share ("E-biz Shares").

     1.2 Delivery of Certificates by Shareholders. The transfer of the WPCI Shares by the Shareholders shall be effected by the delivery to E-biz at Closing of certificates representing the transferred shares endorsed in blank or accompanied by appropriate stock powers.

     1.3 Further Assurances. At the Closing and from time to time thereafter, the Shareholders shall execute such additional instruments and take such other action as E-biz may request in order more effectively to sell, transfer and assign the transferred stock to E-biz and to confirm E-biz's title thereto.



                               SECTION 2. CLOSING

     The closing contemplated by Section 1.1 (the "Closing") shall be held at the offices of E-biz, 53 West 36th Street, New York, New York 10016 on May 1, 2002 or at such other time and agreed upon by the parties hereto.

                     SECTION 3. REPRESENTATIONS, WARRANTIES
                     AND COVENANTS OF WPCI AND SHAREHOLDERS

     WPCI represents and warrants to, and covenants with, E-biz as follows:

     3.1 Corporate Status. WPCI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nebraska and it is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

     3.2 Capitalization. The authorized capital stock of WPCI consists of 20,000,000 shares of voting common stock, having a par value of $.00067 per share, of which 5,793,244 shares are issued and outstanding and 3,000,000 shares of non voting common stock, having a par value of $.00067 per share, of which 39,465 shares are issued and outstanding, all fully paid and nonassessable. The outstanding stock of WPCI is owned by the Shareholders as shown on Exhibit A.

     3.3 Financial Statements. The audited Balance Sheet for the twelve months ended December 31, 2000 and audited Balance Sheet dated December 31, 2001 of WPCI, copies of which will be delivered to E-biz prior to Closing, fairly present the financial position of WPCI as of said date, and, except as set forth therein, were prepared in conformity with generally accepted accounting principles consistently applied throughout the period covered thereby.

     3.4 Litigation; Compliance With Laws. There are no actions, suits, proceedings or governmental investigations relating to WPCI or its properties, assets or business pending or, to the knowledge of WPCI and after reasonable inquiry, threatened, or any order, injunction, award or decree outstanding, against WPCI or against or relating to its properties, assets or business; and neither WPCI, nor after reasonable inquiry, knows of any basis for any such actions, suits or proceedings within the past two (2) years or any such governmental investigations, orders, injunctions or decrees at any time in the past. To the best of WPCI's knowledge, as it relates to compliance with laws, it is not in violation of any law, regulation, ordinance, order, injunction, decree, award, or other requirement of any governmental body, court or arbitrator relating to its properties, assets or business, the violation of which would have a material adverse effect on WPCI.

     3.5 Access to Records. From the date of this Agreement to the Closing, WPCI agrees (1) to give to E-biz and its representatives full access during normal business hours to all of its offices, books, records, contracts, and other corporate documents and properties so that E-biz may inspect and audit them and
(2) to furnish such information concerning WPCI's properties and affairs as E-biz may reasonably request.

     3.6 Access to Information regarding E-biz. WPCI has had a reasonable opportunity to obtain any reasonably available information relating to E-biz and has had an opportunity to meet with the representatives of E-biz and to have them answer any questions and provide additional information regarding E-biz

     3.6 Confidentiality. Until the Closing, and permanently if there is no Closing, WPCI and its representatives will keep confidential any nonpublic information which they may obtain from E-biz concerning its properties, assets and business. If the transactions contemplated by this Agreement do not close, the WPCI will return to E-biz all written matter with respect to E-biz obtained by it in connection with this Agreement.

     3.7 Representations and Warranties True at Closing. The representations and warranties made by WPCI under this Agreement shall be true in all material respects at the time of Closing.

     Each Shareholder represents and warrants to, and covenants with, E-biz, with regard to the Shareholder's stock, as follows:

     3.8 Title to Shares. The Shareholder is the owner, free and clear of any liens and encumbrances, of the Shareholder's WorkPlace Compliance Shares.

     3.9 Investment Intent. The Shareholder is acquiring the E-biz Shares for investment and not with a view to the resale or distribution thereof. The Shareholder will execute such documents reflecting such investment intent as may be requested by E-biz's attorneys. Shareholder's E-biz Shares being issued pursuant to this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration (a "Transfer"), only pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the Securities Act of 1933 ("1933 Act"), the availability of which is to be established to the satisfaction of E-biz, and a legend of such restriction may be imprinted on the E-biz Shares to be received by the Shareholder.

     3.10 Representations and Warranties True at Closing. The representations and warranties made by the Shareholder under this Agreement shall be true in all material respects at the time of Closing.

                   SECTION 4. REPRESENTATIONS, WARRANTIES AND
                               COVENANTS OF E-BIZ

     E-biz represents and warrants to, and covenants with, the Shareholders as follows:

     4.1 Corporate Status. E-biz is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all necessary corporate powers to own its property and carry on a business, and is duly qualified to do business and is in good standing in the State of Delaware. All actions taken on behalf of E-biz in connection with the transactions contemplated hereby are valid and in accordance with the laws of the State of Delaware.

     4.2 Capitalization. The authorized capital stock of E-biz consists of 100,000,000 shares of common stock, par value $.0001 per share, of which 689,778 shares are issued and outstanding. All outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. At Closing, there shall be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating E-biz to issue any additional shares of its capital stock. To the personal knowledge of the officers and directors of E-biz, none of the outstanding shares of E-biz is subject to any stock restriction agreements. To the personal knowledge of the officers and directors of E-biz, all of the issued and outstanding shares of capital stock of E-biz have not been issued in violation of any preemptive rights, and, to the personal knowledge of the officers and directors of E-biz, such shares have not been issued in violation of any federal or state securities laws or any other Legal Requirement (as defined in Section 4.7 hereof).

     4.3 Investment Intent. E-biz is receiving the WPCI Shares to be transferred to E-biz under this Agreement for investment and not with a view to the resale or distribution thereof, and E-biz has no commitment or present intention to sell or otherwise dispose of the WorkPlace Compliance Shares.

     4.4 Ability to Carry Out Obligations. E-biz has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by E-biz and the performance by E-biz of its obligations hereunder shall not cause, constitute, or conflict with or result in: (i) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which E-biz is a party, or by which it may be bound, nor shall any consents or authorizations of any party other than those hereto be required, (ii) an event that would cause E-biz to be liable to any party, or (iii) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of E-biz or upon the securities of E-biz to be acquired by Shareholders.

     4.5 Corporate Authorization. E-biz has authorized the execution, delivery, and performance of this Agreement and the transactions contemplated hereby. No further corporate action is necessary to authorize the execution, delivery and performance of this Agreement, and upon such execution and delivery, this Agreement shall constitute the valid and binding obligation of E-biz, enforceable against E-biz in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity. Without limiting the generality of the foregoing, the consummation of this Agreement shall result in the Shareholders receiving the E-biz Shares, with full voting rights under Delaware law.

     4.6 Confidentiality. Until the Closing (and permanently if there is no closing), E-biz and its representatives will keep confidential any nonpublic information which they obtain from WPCI or its Shareholders concerning the properties, assets and business of WPCI. If there is no Closing, E-biz will return to WPCI all written matter with respect to WPCI obtained by it in connection with this Agreement.

     4.7 No Breach; Required Consents. The execution and delivery of this Agreement by E-biz does not, and the consummation of the transactions contemplated by this Agreement by E-biz will not: (i) violate or conflict with the Articles of Incorporation or the Bylaws of E-biz; (ii) constitute a breach or default (or an event that with notice or lapse of time or both would become a breach or default) or give rise to any lien, security interest, pledge, charge, claim, option, right to acquire, restriction on transfer, voting restriction or encumbrance of any nature ("Lien"), third-party right of termination, cancellation, modification or acceleration under any agreement or undertaking to which E-biz is a party or by which it is bound, except where such breach, default Lien, third-party right of termination, cancellation, modification or acceleration would not have a material adverse effect on the business, properties, assets, condition (financial or otherwise), liabilities or operations of E-biz, or on the ability of E-biz to perform its obligations under this Agreement ("Material Adverse Effect"); or (iii) constitute a violation of any statute, ordinance, code, law, rule, regulation, order or other requirement, standard or procedure enacted, adopted or applied by any governmental entity, including judicial decisions applying common law or interpreting any other legal requirement or any agreement entered into with a governmental entity in resolution of a dispute or otherwise (collectively, "Legal Requirement"), except where such violation would not have a Material Adverse Effect on E-biz.

     4.8 Full Disclosure. None of the representations and warranties made by E-biz or in any certificate or memorandum furnished or to be furnished by E-biz to WPCI contains or shall contain any untrue statement of a material fact, or omits any material fact the omission of which would be misleading.

     4.9 Compliance With Laws. To the personal knowledge of the officers and directors of E-biz, E-biz has complied with, and is not in violation of, all federal, state, or local statutes, laws, and/or regulations pertaining to E-biz and its business and assets.

     4.10 Litigation. E-biz is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. There is no basis for any such action or proceeding and no such action or proceeding is threatened against E-biz and E-biz is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

     4.11 Title to Shares. The E-biz Shares to be delivered to Shareholders shall be, at the Closing, fully paid and non-assessable free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind. None of the E-biz Shares is or shall be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such E-biz Shares. Except as provided in this Agreement, E-biz is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to Shareholders. There is no applicable local, state or federal law, rule, regulation, or decree which would impair, restrict or delay Shareholder's voting rights with respect to the E-biz Shares.

     4.12 Representations and Warranties True at Closing. The representations and warranties made by E-biz under this Agreement shall be true in all material respects at the time of Closing.


                        SECTION 5. DELIVERIES AT CLOSING

     5.1 Items to be Delivered by E-biz. At the Closing, E-biz will deliver or cause to be delivered to WorkPlace Compliance and Shareholders the following:

(a) Minutes of a meeting of the Board of Directors of E-biz authorizing the issuance of certificates totaling 5,832,709 E-biz Shares registered in the names of the Shareholders as shown on Exhibit "A".

(b) A certificate executed by a duly authorized officer of E-biz certifying that:

     (i) The representations and warranties in Section 4 hereof are true and correct in all material respects as of the Closing; and

     (ii) That the person signing this Agreement on behalf of E-biz is authorized to sign this Agreement and the other documents to be delivered hereunder on behalf of E-biz.

(c) True and complete copies of the resolutions duly and validly adopted by the Board of Directors of E-biz evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby; and

(d)  Stock   certificates   covering   the  E-biz  Shares  to  be  delivered  to
     Shareholders pursuant to this Agreement.

     5.2 Items to be Delivered by WPCI and Shareholders. At the Closing, WPCI and Shareholders will deliver or cause to be delivered to E-biz the following:

(a) Stock certificates representing all 5,832,709 of the issued and outstanding WPCI Shares endorsed in blank or accompanied by appropriate stock powers;

(b)  Certificates executed by duly authorized officers of WPCI certifying that:

     (i) The representations and warranties of WPCI in Section 3 hereof are true and correct in all material respects as of the Closing; and

     (ii) The person signing this Agreement on behalf of WPCI are authorized to sign this Agreement and the other documents to be delivered hereunder on behalf of WPCI.

(c) True and complete copies of the resolutions duly and validly adopted by the Board of Directors of WPCI evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                         SECTION 6. POST CLOSING EVENTS

     6.1 Board of Directors and Officers. E-biz and Shareholders agree that on the Closing of this transaction, and until such time as an annual meeting of the Shareholders of E-biz can be held, they shall cause the election of the following Directors and Officers of E-biz:

      Name                           Position
      ----                           --------
William Stopperan               Director, President,
                                Chief Executive Officer and Chairman
Janice Taylor                   Director and Secretary/Treasurer
Alvin Armstrong                 Director and Vice President
Michael Peat                    Director
Lockett Wood                    Director
Diana Breslich                  Director
Thomas Swan                     Vice President, Finance and Administration
Dennis Kerns                    Vice President, Business Development

     6.2 Piggyback Registration Rights. Attached hereto as Exhibit "B" is a list of certain persons who will be shareholders of E-biz following the consummation of the transactions contemplated hereby. If at any time or from time to time following the closing of this Agreement as set forth below, E-biz shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than a registration relating solely to employee benefit plans, or a registration relating solely to employee benefit plans, then:

(a) E-biz shall promptly give written notice of such proposed Registration to all of the shareholders listed on Exhibit "B" which shall offer such holders the right to request inclusion of any of the shares held by said shareholders in the proposed Registration.

(b) Each of the shareholders listed on Exhibit "B" shall have ten (10) days or such longer period as shall be set forth in the notice from the receipt of the notice to deliver to E-biz a written request specifying the number of shares each such shareholder intends to sell.

(c) If the registration of which E-biz gives notice is for a registered public offering involving an underwriting, E-biz shall so advise each shareholder listed on Exhibit "B" as a part of the written notice given pursuant to Paragraph 6.2 (b). In such event, the right of the shareholder to registration pursuant to this Agreement shall be conditioned upon such shareholder's participation in such underwriting and the inclusion of their securities on the same terms and conditions as the shares of common stock, if any, otherwise being sold through underwriters under such registration.

     6.3 Demand Registration Rights. If the shareholders listed on Exhibit "B" have not been offered the opportunity to have their shares registered pursuant to Paragraph 6.2, within six (6) months of the Closing of this Agreement, then E-biz, if requested by such shareholders listed on Exhibit "B" representing a majority of the shares listed on said schedule to effect the registration of said shares, shall promptly give written notice of such proposed Registration to all of the shareholders listed on Exhibit "B", and thereupon E-biz shall promptly use its best efforts to effect the Registration of the shares listed on Exhibit "B" on SEC Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, whichever is applicable, provided, however, that:

(a) E-biz shall not be required to file and cause to become effective more than one Registration Statement pursuant to this provision;

(b) E-biz may include in such Registration requested pursuant to this provision, any authorized but unissued shares of E-biz common stock for sale by E-biz, or any issued and outstanding shares of E-biz common stock for sale by others, provided that the inclusion of any of these shares shall not affect the ability of the shareholders listed on Exhibit "B" to register the entire amount of their shares.

     6.4 Registration Procedures. In the case of each registration pursuant to Paragraphs 6.2 and 6.3, E-biz will:

(a) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such securities on Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, whichever is applicable, and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the registration statement has been completed;

(b) Furnish to the shareholders listed on Exhibit "B" participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(c) Use its best efforts to register and qualify the securities covered by the registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the shareholders listed on Exhibit "B" participating in such registration, provided that E-biz shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to services of process in any such states or jurisdictions; and

(d) In the event of any underwritten public offering, enter into and perform all its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each shareholder listed on Exhibit "B" participating in such underwriting shall also enter into and perform its obligations under such an agreement.

     6.5 Expenses. All expenses incurred in connection with E-biz's performance of or compliance with the terms of Paragraphs 6.2, 6.3, and 6.4 of this Agreement shall be borne by E-biz.


                     SECTION 7. SURVIVAL OF REPRESENTATIONS,
                            WARRANTIES AND COVENANTS

     The representations, warranties and covenants made by the parties in this Agreement shall survive Closing however no Shareholder shall have any liability for any breach of a representation or warranty made by WPCI or any other Shareholder.

                     SECTION 8. SHAREHOLDERS' REPRESENTATIVE

     The Shareholders hereby irrevocably designate and appoint William Stopperan, as their agent and attorney in fact ("Shareholders' Representative") with full power and authority until the Closing to execute, deliver, and receive on their behalf all notices, requests and other communications hereunder; to fix and alter on their behalf the date, time and place of Closing; to waive, amend or modify any provisions of this Agreement, and to take such other action on their behalf in connection with this Agreement, the Closing, and the transactions contemplated hereby as such agent or agents deem appropriate; provided, however, that no such waiver, amendment or modification may be made if it would decrease the number of shares to be issued to the Shareholders under
Section 1 hereof.

                          SECTION 9. GENERAL PROVISIONS

     9.1 Further Assurances. At any time, and from time to time, after Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     9.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the choice of law principles thereof) which are applicable to contracts made and to be performed entirely within the State of New York.

     9.3  Jurisdiction;  Service of Process.  Each of the parties  hereto agrees that all actions or proceedings initiated by any party hereto and arising directly or indirectly out of this Agreement which are brought to judicial proceedings shall be litigated in New York. Each of the parties hereto expressly submits to the jurisdiction of the above-referenced courts and consents to process being served in any suit, action or proceeding of the nature referred to above either (a) by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its address as set forth herein or (b) by serving a copy thereof upon such party's authorized agent for service of process (to the extent permitted by applicable law, regardless whether the appointment of such agent for service of process for any reason shall prove to be ineffective or such agent for service of process shall accept or acknowledge such service); provided that, to the extent lawful and practicable, written notice of said service upon said agent shall be mailed by registered or certified mail, postage prepaid, return receipt requested, to the party at its address as set forth herein. Each party hereto agrees that such service, to the fullest extent permitted by law, (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding, and (ii) shall be taken and held to be valid personal service upon and personal delivery to it.

     9.4 Jury Waiver. EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT ANY PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR IN CONNECTION WITH THIS AGREEMENT AND ANY TRANSACTION CONTEMPLATED TO BE COMPLETED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

     9.5 Captions and Headings. The section and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

     9.6 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     9.7 Non-Waiver. Except as otherwise provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

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     9.8 Time of Essence.  Time is of the essence of this  Agreement and of each and every provision hereof.

     9.9 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

     9.10 Severability. If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

     9.11 Attorney's Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     9.12 Counterparts; Facsimile Signatures. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall constitute original signatures for all purposes of this Agreement. The Shareholders shall each execute a separate Signature Page, Acceptance and Investment Representation, the form of which is attached hereto as Exhibit "C".

     9.13 Notices. All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid addressed as follows:


         If to E-biz:      Guy Cohen, President
                           NexGen Ventures
                           53 West 36th Street, Suite 600
                           New York, NY 10016

         If to WPCI:       William Stopperan
                           WorkPlace Compliance
                           1321 Broadway
                           Scottsbluff, NE 69361

     Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery; if mailed by courier, on the fist business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

                                       10
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     IN WITNESS WHEREOF,  the undersigned have executed this Agreement as of the date first written above.


                                    E-BIZ VENTURE CORPORATION,
                                    A Delaware Corporation,

                                    By: /s/Guy Cohen
                                        -----------------------------
                                         Guy Cohen, President
ATTEST:


-----------------------


                                    WESTERN PATHOLOGY CONSULTANTS, INC.,
                                    A Nebraska Corporation,

                                    By: /s/ William Stopperan
                                        ------------------------------
                                         William Stopperan, President

ATTEST:

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